SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INDUSTRIAL BANCORP, INC.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------

   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------



                          INDUSTRIAL BANCORP, INC.
                           211 N. Sandusky Street
                            Bellevue, Ohio  44811
                               (419) 483-3375


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      Notice is hereby given that the 1999 Annual Meeting of Shareholders of Industrial Bancorp, Inc. (the "Company") will be held at the Bellevue Elks Lodge #1013, located at 214 West Main Street, Bellevue, Ohio 44811, on April 20, 1999, at 2:30 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

            1. To elect four directors of the Company for terms expiring in 2001;

            2. To ratify the selection of Crowe, Chizek and Company as the auditors of the Company for the current fiscal year; and

            3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of the Company of record at the close of business on March 5, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                       By Order of the Board of Directors


                                       David M. Windau, President


Bellevue, Ohio
March 16, 1999


                          Industrial Bancorp, Inc.
                           211 N. Sandusky Street
                            Bellevue, Ohio  44811
                               (419) 483-3375

                               PROXY STATEMENT

                                   PROXIES

      The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Industrial Bancorp, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders of the Company to be held at the Bellevue Elks Lodge #1013, located at 214 West Main Street, Bellevue, Ohio 44811, on April 20, 1999, at 2:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, a shareholder may revoke a proxy by executing a later dated proxy which is received by the Company prior to the Annual Meeting or by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

            FOR the election of Graydon H. Hayward, Leon W. Maginnis, Bob Moore and David M. Windau as directors of the Company for terms expiring in 2001; and

            FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of the Company for the current fiscal year.

      Proxies may be solicited by the directors, officers and other employees of the Company and The Industrial Savings and Loan Association ("Industrial") in person or by telephone, facsimile or mail, only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by the Company.

      Only shareholders of record as of the close of business on March 5, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each shareholder will be entitled to cast one vote for each share owned on the Voting Record Date. The Company's records disclose that, as of the Voting Record Date, there were 4,788,536 votes entitled to be cast at the Annual Meeting. This Proxy Statement is first being mailed to shareholders of the Company on or about March 16, 1999.


                                VOTE REQUIRED

Election of Directors

      Under Ohio law and the Company's Code of Regulations, the four nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares represented by the Proxy will be voted FOR the election of the four nominees.

Ratification of Selection of Auditors

      The affirmative vote of the holders of a majority of the shares of the Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of the Company for the current fiscal year. The effect of an abstention will be the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe Chizek as auditors.

                 VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the only persons known to the Company to own beneficially more than five percent of the common shares of the Company, as of March 5, 1999:

                                                    Amount and nature of
                                                    beneficial ownership
                                         ------------------------------------------
                                         Sole voting and/or    Shared voting and/or        Percent of
Name and Address                          investment power       investment power      shares outstanding
----------------                          ----------------       ----------------      ------------------

The Industrial Bancorp, Inc. Employee        352,882                549,182                  11.5%
 Stock Ownership Plan
First Bankers Trust Company, N.A.,
 Trustee
1201 Broadway
Quincy, Illinois  62301

Private Capital Management, Inc.                   -                436,900                   9.1%
3003 Tamiami Trail North
Naples, Florida  33940

Lawrence R. Rhoades                          100,170(1)             141,208(2)                5.0%
159 Arlington Drive
Bellevue, Ohio  44811

--------------------
<F1>  Includes 26,662 shares which Mr. Rhoades may acquire through the exercise of stock options granted pursuant to the Industrial Bancorp, Inc. 1996 Stock Option and Incentive Plan (the "Stock Option Plan").
<F2>  Includes 133,308 shares held by The Industrial Savings and Loan
      Association Management Recognition Plan and Trust (the "MRP"), with respect to which Mr. Rhoades has shared voting power as a trustee of the MRP.

      The following table sets forth certain information with respect to the number of common shares of the Company beneficially owned by each director and each executive officer of the Company and by all directors and executive officers of the Company as a group, as of March 5, 1999:

                                              Amount and nature of
                                              beneficial ownership
                                   ------------------------------------------
Name and Address(1)                Sole voting and/or    Shared voting and/or        Percent of
                                    investment power       investment power      shares outstanding
-------------------                ------------------    --------------------    ------------------

Graydon H. Hayward                      28,332(2)                   -                   0.59%
Leon W. Maginnis                        22,932(2)             136,808(3)                3.34
Bob Moore                               64,132(2)                   -                   1.34
Lawrence R. Rhoades                    100,170(4)             141,208(3)                5.04
Fredric C. Spurck                       20,832(2)                   -                   0.44
Roger O. Wilkinson                      20,113(2)                   -                   0.42
David M. Windau                         86,033(5)             133,308(3)                4.58
All directors and executive
officers as a group (9 persons)        394,458                148,678                  11.34

--------------------
<F1>  Each of the persons listed may be contacted at the address of the
      Company.
<F2>  Includes 8,888 shares, which may be acquired through the exercise of stock options.
<F3>  Includes 133,308 shares held by the MRP, as to which Messrs.
      Maginnis, Rhoades and Windau share voting power as trustees of the MRP. The MRP shares are counted only once in calculating the total amount of shares beneficially owned by all directors and executive officers as a group.
<F4>  Includes 26,662 shares, which Mr. Rhoades may acquire through the exercise of stock options.
<F5>  Includes 53,322 shares which Mr. Windau may acquire through the exercise of stock options.

                            ELECTION OF DIRECTORS

      The Company's Code of Regulations provides for a Board of Directors consisting of seven persons divided into two classes. In accordance with
Section 2.02 the Code of Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of the Company by the later of the January 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by each nominee and the length of time such shares have been so owned.

      Each of the directors of the Company is also a director of Industrial. Each director of the Company became a director of the Company in connection with the conversion of Industrial from mutual to stock form (the
"Conversion") and the formation of the Company as the holding company for Industrial.

      The Board of Directors proposes the reelection of the following persons to serve as directors of the Company until the annual meeting of shareholders in 2001 and until their successors are duly elected and qualified:

                                                               Director of the
Name                   Age(1)     Position(s) held             Company since
----                   ------     ----------------             ---------------

Graydon H. Hayward       53       Director                          1995
Leon W. Maginnis         64       Director                          1995
Bob Moore                70       Director                          1995
David M. Windau          48       Director, President, and          1995
                                  Chief Executive Officer

--------------------
<F1>  As of March 16, 1999.

      Mr. Hayward has been the President and owner of Hayward Rigging and Construction, Inc., Bellevue, Ohio, a firm which specializes in setting and relocating large machinery in industrial plants, since 1981.

      Mr. Maginnis is a Certified Public Accountant and Certified Fraud Examiner and has been Vice President-Finance of Hirt Publishing Company, Inc. since 1993. Previously, Mr. Maginnis was the owner of Maginnis and Associates, a public accounting firm in Bellevue, Ohio.

      Mr. Moore is retired. He previously served as President of Willard Foods, Inc.

      Mr. Windau has served as the President and Treasurer of Industrial since October 1994 and as the Chief Executive Officer ("CEO") since August 1996. Mr. Windau has been employed by Industrial for 21 years and was a Senior Vice President in charge of branch operations and deposit acquisitions prior to becoming President. Mr. Windau is also the President and CEO of the Company.

      If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

      The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                      Director of the
Name                    Age(1)     Position(s) held                    Company since      Term expires
----                    ------     ----------------                   ---------------     ------------

Lawrence R. Rhoades       69       Chairman of the Board, Chief            1995               2000
                                   Financial Officer and Director
Fredric C. Spurck         51       Director                                1995               2000
Roger O. Wilkinson        50       Director                                1995               2000

--------------------
<F1>  As of March 16, 1999.

      Mr. Rhoades served as the President of Industrial from 1965 to 1994, as CEO of Industrial from November 1995 to August 1996 and as CEO of the Company from its formation in February 1995 to August 1996. Mr. Rhoades currently serves as the Chairman of the Board and Chief Financial Officer of Industrial and the Company.

      Mr. Spurck is a Certified Public Accountant and has been the President and CEO of Webster Industries, Inc., in Tiffin, Ohio since 1978. Webster Industries operates facilities in four states, producing chains and other component parts used in conveyor systems.

      Mr. Wilkinson has been the Deputy Director of the Huron County Alcohol, Drug Addiction and Mental Health Services Board, based in Norwalk, Ohio, for the past five years. Previously, he was the manager of Norwalk Clinic, Inc., Norwalk, Ohio.

Meetings of Directors

      The Board of Directors of the Company met 13 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998.

      The Board of Directors of Industrial met 14 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998.

Committees of Directors

      The Board of Directors of the Company has an Audit Committee. The full Board of Directors serves as a nominating committee. The Company has no employees and, therefore, no compensation committee.

      The Audit Committee is responsible for selecting and recommending to the Board of Directors a firm to serve as auditors for the Company. The members of the Audit Committee are Messrs. Maginnis, Moore and Spurck. The Audit Committee met one time during 1998.

      The Board of Directors of Industrial has an Executive Committee, an Audit Committee and a Personnel and Salary Committee. The full Board of Directors serves as a nominating committee.

      The Executive Committee serves as a loan approval committee and is authorized to act on behalf of the Board of Directors between regular meetings of the Board of Directors. The members of the Executive Committee are Messrs. Maginnis, Moore and Windau. Alternate members are Messrs. Hayward, Spurck, Wilkinson and Rhoades. The Executive Committee met 53 times during 1998.

      The Audit Committee reviews and monitors the audit process. The members of the Audit Committee are Messrs. Maginnis, Moore and Spurck. The Audit Committee met one time during 1998.

      The function of the Personnel and Salary Committee is to determine compensation for Industrial's employees and to make recommendations to the Board of Directors regarding employee benefits and related matters. The Personnel and Salary Committee is comprised of Messrs. Hayward, Moore and Wilkinson. The Personnel and Salary Committee met five times during 1998.

                             EXECUTIVE OFFICERS

      In addition to Mr. Rhoades, who is the Chairman of the Board and Chief Financial Officer of the Company, and Mr. Windau, who is the President and CEO of the Company, the following persons are executive officers of the Company and hold the designated positions. Each executive officer of the Company serves at the pleasure of the Board of Directors.

Name                Age(1)     Position(s) held     Executive officer since
----                ------     ----------------     -----------------------

David W. Ball         57          Secretary              February 1995
Stephan S. Beal       38          Treasurer              February 1995

--------------------
<F1>  As of March 16, 1999.

      Mr. Ball is the Secretary of the Company and a Senior Vice President and the Secretary of Industrial. He is responsible for lending operations and has been an employee of Industrial for the past 31 years.

      Mr. Beal is the Treasurer of the Company and a Senior Vice President of Industrial. He has been responsible for branch operations and deposit acquisition since October 1994 and has been an employee of Industrial for the past 14 years.


              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

      The following table sets forth the compensation paid to David M. Windau, the CEO of the Company and Industrial, for the years ended December 31, 1998, 1997 and 1996. No other executive officer of the Company or Industrial received compensation in excess of $100,000 in 1998.

                                                                                                         All other
                                 Annual compensation               Long term compensation               compensation
                                ---------------------     -----------------------------------------     ------------
Name and principal                                          Restricted        Securities underlying
position               Year     Salary($)    Bonus($)     stock awards($)        options/SARs(#)
------------------     ----     ---------    --------     ---------------     ---------------------

David M. Windau        1998     $135,961     $27,000               -                     -              $393,739(3)
CEO                    1997      134,628      19,454               -                     -               282,210(4)
                       1996      116,972      21,522        $551,059(1)            133,307(2)            154,062(5)

<F1>  On May 1, 1996, Mr. Windau was awarded 36,135 common shares pursuant to the MRP. The MRP shares become earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, assuming continued employment with or service on the Board of Directors of Industrial. The market price of the Company's shares on May 1, 1996, determined by reference to the closing bid for the Company's shares on The Nasdaq National Market ("Nasdaq") on such date, was $15.25 per share. As of December 31, 1998, the shares that have been awarded to Mr. Windau under the MRP had an aggregate market value of $722,700.
<F2>  Represents the number of common shares of the Company underlying options granted to Mr. Windau under the Stock Option Plan.
<F3>  Consists of director's fees and the $384,639 value of allocations to the account of Mr. Windau under the Industrial Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP").
<F4>  Consists of director's fees and the $272,835 value of allocations to the ESOP account of Mr. Windau.
<F5>  Consists of director's fees and the $146,262 value of allocations to the ESOP account of Mr. Windau.

Personnel and Salary Committee Report on Executive Compensation

      As a unitary savings and loan holding company, the business of the Company consists principally of holding the stock of Industrial. The functions of the executive officers of the Company, who are also the executive officers of Industrial, pertain primarily to the operations of Industrial. The executive officers receive their compensation, therefore, from Industrial, rather than from the Company. The Personnel and Salary Committee of Industrial has furnished the following report concerning executive compensation:

                           Decision Making Process

      The Company has not paid any cash compensation to its executive officers since its formation. All executive officers of the Company also currently hold positions with Industrial and receive cash compensation from Industrial. Decisions on cash compensation of Industrial's executives are made by the three-member Personnel and Salary Committee of Industrial's Board of Directors.

      The compensation levels of the executive officers, including the CEO, are reviewed each year by the Personnel and Salary Committee. The Personnel and Salary Committee utilizes independent surveys of compensation of officers in the thrift industry. The Personnel and Salary Committee also assesses each particular executive officer's contribution to the Company and Industrial, the skills and experiences required by his position and the potential of the executive officer. Based on the foregoing factors, recommendations are made by the Personnel and Salary Committee to the Board of Directors of Industrial. Such recommendations are reviewed by the Board of Directors of Industrial, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation.

          Compensation Policies Toward Executive Officers Generally

      The Personnel and Salary Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the annual and long-term performance goals of Industrial and the Company, reward above-average performance, recognize individual initiative and achievements and assist Industrial and the Company in attracting and retaining qualified executives. The cash compensation program for executive officers consists of two elements, a base salary component and an incentive component payable under Industrial's non-qualified Bonus Plan (hereinafter defined). The combination of base salary and incentive compensation is designed to relate total compensation levels to the performance of Industrial and the Company and each individual executive officer's contribution thereto.

      The objectives of the Bonus Plan are to motivate and reward the executive officers in connection with the accomplishment of annual objectives of Industrial and the Company, to reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long-range business results and to provide a competitive compensation package which will attract, reward and retain individuals of the highest quality. For executive officers of Industrial and the Company, including the Chief Executive Officer, incentive awards are determined as a percentage of annual base salary, which percentage is calculated utilizing a corporate goal factor and a performance factor. The corporate goal factor is based upon the Company's achievement of certain levels of earnings. The performance factor is based upon the particular executive officer's performance during the preceding year.

                     Determination of CEO's Compensation

      The Personnel and Salary Committee based the compensation of Mr. Windau in 1998 on the policies described above for executive officers. The Personnel and Salary Committee believes that the level of compensation paid to Mr. Windau in 1998 was fair and reasonable when compared with compensation levels in the thrift industry reported in various independent surveys. The compensation earned by Mr. Windau in 1998 reflects the significant management and leadership responsibilities required of him and the effective manner in which those responsibilities were fulfilled.

      Submitted by the Personnel and Salary Committee of Industrial:

      Graydon H. Hayward
      Bob Moore
      Roger O. Wilkinson

Personnel and Salary Committee Interlocks

      During 1998, no member of the Personnel and Salary Committee was a current or former executive officer or employee of the Company or Industrial or had a reportable business relationship with the Company or Industrial.

Performance Graph

      The following graph compares the cumulative total return on the Company's shares for the fiscal year ended December 31, 1998, with the cumulative total return of an index of companies whose shares are traded on Nasdaq and a savings and loan industry index for the same period:

                                                         Period Ending
                                 --------------------------------------------------------------
Index                            8/1/95     9/30/95   12/31/95   12/31/96   12/31/97   12/31/98
-----------------------------------------------------------------------------------------------

Industrial Bancorp, Inc.         100.00     106.19     114.04     133.46     192.12     223.16
NASDAQ--Total US                 100.00     105.45     106.75     131.27     161.04     226.38
SNL $250M-$500M Thrift Index     100.00     106.89     110.15     135.74     230.01     199.67

Stock Option Plan

      The shareholders of the Company adopted the Stock Option Plan at the 1996 Annual Meeting of Shareholders. Options are granted by the Stock Option Committee to directors, officers and employees of Industrial and the Company on the basis of an individual's responsibility, tenure and future potential. The total number of shares with respect to which awards may be made is 555,450. As of December 31, 1998, options to purchase 388,815 shares had been granted.

      The following table sets forth information regarding the number and value of unexercised options held by Mr. Windau at December 31, 1998:

  Aggregated Option Exercises in Last Fiscal Year and 12/31/98 Option Values
  --------------------------------------------------------------------------

                                                    Number of Securities         Value of Unexercised
                                                   Underlying Unexercised       "In-the-Money" Options
                   Shares Acquired     Value         Options at 12/31/98            at 12/31/98(1)
Name                 on Exercise      Realized    Exercisable/Unexercisable    Exercisable/Unexercisable
----               ---------------    --------    -------------------------    -------------------------
                         (#)            ($)                  (#)                          ($)

David M. Windau          -0-            -0-             53,322/79,985              $479,898/$719,865

--------------------
<F1>  For purposes of this table, the value of the options was determined by multiplying the number of options by the difference between the $11.00 exercise price and the fair market value of the Company's common shares, which was $20.00 on December 31, 1998, based on the closing bid price reported by Nasdaq.

Management Recognition Plan

      The shareholders of the Company adopted the MRP at the 1996 Annual Meeting of Shareholders. The MRP Committee awards shares to directors, officers and employees of Industrial and the Company based on an individual's responsibility, tenure and future potential. In 1996, the MRP purchased 222,180 common shares of the Company, all of which were awarded to directors and executive officers of Industrial during fiscal 1996. No shares were purchased or awarded in fiscal years 1997 and 1998.

Employee Stock Ownership Plan

      The Company has established the ESOP for the benefit of employees of the Company and its subsidiaries, including Industrial, who are age 21 or older and who have completed at least one year of service with the Company and its subsidiaries. The ESOP provides an ownership interest in the Company to all eligible full-time employees of the Company. The common shares and other ESOP funds are held in the ESOP Trust and invested by the trustee of the ESOP Trust. As of March 5, 1999, 239,157 of the 549,182 common shares of the Company held in the ESOP Trust had been allocated to the accounts of participants.

Bonus Plan

      Industrial provides a Bonus Plan (the "Bonus Plan") to encourage its employees to contribute to the financial success of Industrial and thus share in its profits. Both full- and part-time employees are eligible to participate in the Bonus Plan if they have been employed by Industrial for more than one year of continuous service. The amount received by individual employees pursuant to the Bonus Plan is determined by the Personnel and Salary Committee based on various factors, including performance and tenure. For the year ended December 31, 1998, Industrial contributed $311,000 to the Bonus Plan. The Bonus Plan is subject to annual review by Industrial's Board of Directors.

Employment Agreements

      Industrial has entered into employment agreements with Messrs. Windau, Ball and Beal (the "Employment Agreements"). The Employment Agreements, which became effective on January 1, 1996, provided for initial terms of three years and have been extended through December 31, 2000. The Employment Agreements provide for salary and performance review by the Board of Directors not less often than annually. Each of the Employment Agreements provides for inclusion of the employee in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with Industrial's prevailing policies.

      The Employment Agreements are terminable by Industrial at any time.
In the event of termination by Industrial for "just cause," as defined in the Employment Agreements, the employee will have no right to receive any compensation or other benefits for any period following such termination.
In the event of a termination other than for "just cause" and not in connection with a "change of control", as defined in the Employment Agreements, the employee will be entitled to payment of an amount equal to the employee's annual salary. The Employment Agreements further provide that in the event of a termination in connection with or within one year of a "change of control," the employee will be entitled to payment of an amount equal to three times the employee's annual salary. The amount which would be payable to Mr. Windau in the event of a "change of control", based upon his salary as of December 31, 1998, is $407,883.

Director Compensation

      Each director of Industrial, other than the Chairman of the Board, currently receives a fee of $650 per meeting, with one excused absence per year. The Chairman of the Board receives $675 per meeting. In addition, each member of a committee who is not a full-time employee of Industrial receives $250 per committee meeting attended. No fees are paid for service as a director of the Company.

Certain Transactions

      Industrial has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time and in accordance with Industrial's underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features.

                            SELECTION OF AUDITORS

      The Board of Directors has selected Crowe Chizek as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                 PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

      Any proposals of shareholders intended to be included in the Company's proxy statement for the 2000 Annual Meeting of Shareholders should be sent to the Company by certified mail and must be received by the Company not later than November 17, 1999.

      Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN
AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                       By Order of the Board of Directors




                                       David M. Windau, President

Bellevue, Ohio
March 16, 1999


                               REVOCABLE PROXY
                          INDUSTRIAL BANCORP, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                  THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF INDUSTRIAL BANCORP, INC.

      The undersigned shareholder of Industrial Bancorp, Inc. (the "Company") hereby constitutes and appoints David M. Windau and Lawrence R. Rhoades, or either one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Bellevue Elks Lodge #1013, located at 214 West Main Street, Bellevue, Ohio 44811, on April 20, 1999, at 2:30 p.m., local time (the "Annual Meeting"), all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.  The election of four directors:    For     Withhold     For All Except
                                       [ ]        [ ]            [ ]

        Graydon H. Hayward       Bob Moore
        Leon W. Maginnis         David M. Windau

(INSTRUCTION: To withhold authority to vote for a nominee, write that nominee's name in the following space).

_______________________________________________________________________________


2. The approval of the selection of Crowe, Chizek and Company LLP as the auditors of the Company for the current fiscal year.

                FOR          AGAINST          ABSTAIN
                [ ]            [ ]              [ ]

      This Revocable Proxy will be voted as directed by the undersigned member. If no direction is given, this Revocable Proxy will be voted FOR the nominees listed and FOR proposal 2.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.

      NOTE:  Please sign your name exactly as it appears on this Proxy.
Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


                                         -------------------
Please be sure to sign and date         |  Date             |
  this Proxy in the box below           |                   |
------------------------------------------------------------
|                                                           |
|                                                           |
|                                                           |
--Shareholder sign above-----Co-holder (if any) sign above--

  Detach above card, date, sign and mail in postage paid envelope provided.

                          INDUSTRIAL BANCORP, INC.

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|   IMPORTANT:  IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN   |
|                  ALL CARDS IN THE ACCOMPANYING ENVELOPE.                  |
|                            PLEASE ACT PROMPTLY                            |
|                  DATE, SIGN & MAIL YOUR PROXY CARD TODAY                  |
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